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     Janus Overseas Fund

     2001 Semiannual Report

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ........................     1

          Statement of Assets and Liabilities ..................     6

          Statement of Operations ..............................     7

          Statement of Changes in Net Assets ...................     8

          Financial Highlights .................................     9

          Notes to Schedule of Investments .....................    10

          Notes to Financial Statements ........................    11

          Explanation of Charts and Tables .....................    14

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Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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

Janus Overseas Fund (closed to new investors)

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Brent Lynn
portfolio manager

Janus Overseas Fund fell 17.98% during the six-month period ended April 30, 2001, placing it below the 8.11% loss recorded by its benchmark, the Morgan Stanley Capital International EAFE Index.(1) These results came as a rapid slowdown in economic growth in the U.S. and hints of weakness overseas forced investors to factor a less-optimistic earnings outlook into stock prices across the globe.

During the period, markets globally experienced deep declines. In the U.S., the S&P 500 Index fell by more than 12%, while Germany's DAX Index and the U.K.'s FTSE 100 each fell sharply. This weakness also spread to Japan, where the Nikkei 225 hit a 16-year low. Emerging markets suffered even steeper declines, as is typical during periods of heightened uncertainty. The high yield bond markets also retreated, and capital markets tightened dramatically. After hitting a bottom in March, most markets recovered somewhat in April.

The catalyst to the market declines was an equally abrupt change in the economic environment. Interest rate hikes and election uncertainty caused the American economy to begin slowing in late-November, and by mid-December, companies started lowering their estimates. Cisco, a bellwether technology stock, had revised its earnings estimates upward in November, only to begin the first of several cuts in early December. U.S. technology and telecom companies were the first to experience rapid earnings shortfalls, but by the first quarter the slowdown spread to other sectors in the U.S. economy. U.S. consumer, media and cyclical companies were also hit. Meanwhile, fear of a global slowdown introduced some caution into international companies as well, although, to date, most foreign companies have seen little significant slowing. Despite what seems to be a largely U.S. phenomenon, technology and telecom stocks sold off across the globe. Even companies like Legend Holdings (a Chinese PC manufacturer), NTT DoCoMo (Japanese wireless service provider), and China Mobile (a Chinese wireless service provider) were punished severely during the period.

In hindsight, we believe the strong growth experienced by the technology and telecom sectors was overstated by extreme component shortages, which led to widespread over-ordering by equipment manufacturers and service providers alike.

Additionally, easy access to venture, high-yield and equity capital funded many telecom start-ups, some of which needed continued easy capital to continue funding their business plans. When capital markets tightened dramatically, many of these companies were unable to fund future growth plans; capital expenditures were cut sharply as a result. A recovery among telecom-related technology companies is likely to be several quarters away.

By far the greatest challenge any investor faces in this type of environment is balancing short-term performance against a longer-term outlook. In response to the changing environment, we have sold or reduced positions in companies whose earnings were most at risk. Among these were Alcatel and Ericsson, both of which possess a high degree of exposure to the rapidly slowing telecom equipment market. We have also reduced our exposure to optical networking companies such as Furukawa Electric and JDS Uniphase for similar reasons. At the same time, we have used the sell-off as an opportunity to add to various names whose fundamentals and long-term outlook are favorable. These include such diverse companies as Embraer (a Brazilian regional jet manufacturer), Reckitt Benkiser (a European household products company), Serono (a Swiss biotech company), and Michael Page (a UK recruitment firm). In the technology and telecom sector, we took advantage of the steep sell-off in March to add to semiconductor equipment maker ASM Lithography, integrated circuit manufacturer ST Microelectronics and communications software company Amdocs. As a result, the portfolio is more broadly diversified by industry group.

While we are disappointed with the overall performance of the Fund, we are encouraged by the Federal Reserve's commitment to staving off recession in the U.S. and the market's strong performance in April. Furthermore, we have actively tried to position the Fund to participate in a recovery by taking advantage of several outstanding opportunities when they have presented themselves.

Thank you for your continued investment in Janus Overseas Fund.

(1) Both returns include reinvested dividends. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Past performance does not guarantee future results.

                                          Janus Overseas Fund  April 30, 2001  1

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                90.3%              86.8%
  Foreign                                               87.3%              81.6%
Top 10 Equities (% of Assets)                           28.8%              28.4%
Number of Stocks                                          112                113
Cash and Cash Equivalents                                9.7%              13.2%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Cellular Telecommunications                             10.1%              12.0%
Medical - Drugs                                          6.4%               3.3%
Diversified Operations                                   6.1%               4.7%
Telecommunication Equipment                              6.0%              10.2%
Telephone - Integrated                                   5.7%               5.7%

Top 5 Countries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Japan                                                   12.4%              11.0%
United Kingdom                                          11.9%              15.0%
France                                                   8.0%               6.1%
Hong Kong                                                6.3%               6.0%
Netherlands                                              5.9%               3.8%

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
NTT DoCoMo, Inc.                                         5.3%               3.8%
Tyco International, Ltd.                                 3.9%               1.7%
China Mobile, Ltd.                                       3.5%               3.6%
Nokia Oyj                                                3.4%               4.9%
Total Fina Elf                                           2.6%               2.0%
Banco Bilbao Vizcaya Argentaria S.A                      2.4%               1.7%
Telefonos de Mexico S.A. (ADR)                           2.3%               2.7%
Reliance Industries, Ltd.                                1.8%               1.3%
STMicroelectronics N.V                                   1.8%               1.1%
Telefonica S.A                                           1.8%               1.9%

Average Annual Total Return
for the periods ended April 30, 2001
One Year           Five Year           Since 5/2/94*
(28.53)%           16.56%              16.86%

Janus Overseas Fund - $29,748
Morgan Stanley Capital International EAFE Index - $14,456

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of green. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through April 30, 2001. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Overseas Fund ($29,748) as compared to the Morgan Stanley Capital International EAFE Index ($14,456).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology and telecommunications sectors. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The  Morgan  Stanley  Capital   International   EAFE  Index  is  defined  as  an
international index measuring market performance of 20 countries in Europe, Australia, and the Far East. It's divided into 8 economic sectors and 38 industry groups; managed by Morgan Stanley Capital International. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 86.3%
Advertising Sales - 0.4%
   2,148,878     Havas Advertising S.A.** ...................    $    28,347,642

Advertising Services - 0.5%
   2,917,138     WPP Group PLC** ............................         34,956,383

Aerospace and Defense - 1.1%
     973,995     Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) ...................    $    43,644,716
   1,983,942     European Aeronautic Defence and
                   Space Co.** ..............................         36,056,626

                                                                      79,701,342

See Notes to Schedule of Investments.

2  Janus Overseas Fund April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Applications Software - 0.7%
     197,690     Infosys Technologies, Ltd. .................    $    15,736,675
   6,954,456     Satyam Computer Services, Ltd. .............         32,114,039

                                                                      47,850,714

Audio and Video Products - 0.9%
     816,000     Sony Corp.** ...............................         61,034,034

Automotive - Cars and Light Trucks - 0.5%
   1,017,470     BMW A.G.** .................................         33,916,553

Beverages - Wine and Spirits - 0.2%
   1,346,883     Diageo PLC** ...............................         14,164,522

Brewery - 1.6%
   2,113,175     Interbrew Brews Beer Co.**,+ ...............         56,202,932
   5,897,000     Kirin Brewery Company, Ltd.** ..............         56,757,457

                                                                     112,960,389

Broadcast Services and Programming - 1.4%
   2,664,200     Grupo Televisa S.A. (GDR)* .................        101,319,526

Building Products - Doors and Windows - 0.2%
   1,400,000     Nippon Sheet Glass Company, Ltd.** .........         13,712,712

Cellular Telecommunications - 10.1%
  17,344,000     China Mobile, Ltd.*,** .....................         85,174,516
   6,455,530     China Mobile, Ltd. (ADR)*,** ...............        163,454,020
      18,445     NTT DoCoMo, Inc.** .........................        379,247,146
   1,233,260     Telesp Celular Participacoes S.A. (ADR) ....         20,718,768
  22,851,060     Vodafone Group PLC** .......................         69,396,689

                                                                     717,991,139

Chemicals - Diversified - 0.3%
     445,911     Akzo Nobel N.V.** ..........................         18,560,345

Chemicals - Specialty - 0.6%
     811,694     Syngenta A.G.*,** ..........................         41,126,740

Commercial Banks Non-U.S. - 0.5%
       7,840     Julius Baer Holding A.G. - Class B** .......         33,984,195

Computers - 1.4%
 122,684,000     Legend Holdings, Ltd.** ....................         97,530,680

Diversified Financial Services - 0.1%
      26,871     Deutsche Boerse A.G.**,+ ...................          8,599,898

Diversified Operations - 6.1%
   4,380,109     Bombardier, Inc.** .........................         63,143,949
  15,862,000     Citic Pacific, Ltd.** ......................         45,660,002
   6,221,953     Hays PLC** .................................         29,556,262
     232,936     Siemens A.G** ..............................         17,119,592
   5,158,250     Tyco International, Ltd. ...................        275,295,803

                                                                     430,775,608

Electric - Generation - 0.5%
     696,685     AES Corp.* .................................         33,210,974

Electronic Components - 2.6%
   1,113,830     Celestica, Inc. - New York Shares*,** ......         56,916,713
     723,460     Flextronics International, Ltd.*,** ........         19,453,839
     545,342     Koninklijke (Royal) Philips Electronics N.V.**       16,007,753
   1,126,256     Koninklijke (Royal) Philips Electronics N.V.
                   - New York Shares** ......................         34,688,685
     695,000     NEC Corp.** ................................         12,686,485
     266,930     Samsung Electronics** ......................         46,413,782

                                                                     186,167,257

Electronic Components - Semiconductors - 2.1%
     105,200     Rohm Company, Ltd.** .......................    $    18,564,454
   2,384,080     STMicroelectronics N.V.** ..................         96,063,182
     765,115     STMicroelectronics N.V. - New York Shares**          30,948,902

                                                                     145,576,538

Electronic Security Devices - 0.6%
  17,590,169     Chubb PLC** ................................         41,527,774

Food - Catering - 0.3%
   2,648,369     Compass Group PLC*,** ......................         20,310,845

Food - Diversified - 1.4%
   1,536,579     Orkla A.S.A ................................         28,241,288
   1,276,391     Unilever N.V.** ............................         72,194,925

                                                                     100,436,213

Food - Retail - 0.5%
   1,073,117     Koninklijke Ahold N.V.** ...................         33,297,941

Human Resources - 1.5%
   7,488,585     Capita Group PLC** .........................         52,984,734
  17,099,091     Michael Page International PLC*,** .........         52,111,950

                                                                     105,096,684

Internet Security - 0.9%
   1,009,332     Check Point Software Technologies, Ltd.* ...         63,315,396

Investment Management and Advisory Services - 0.2%
     584,333     Amvescap PLC** .............................         10,885,693

Machinery - Electrical - 1.4%
   1,461,616     Schneider Electric S.A.** ..................         99,711,252

Medical - Biomedical and Genetic - 1.1%
   1,807,836     Cambridge Antibody Technology
                   Group PLC*,**,# ..........................         49,470,372
   2,149,083     Oxford GlycoSciences PLC*,**,# .............         30,980,109

                                                                      80,450,481

Medical - Drugs - 6.4%
   1,174,619     AstraZeneca Group PLC** ....................         54,688,910
   1,658,000     Eisai Co., Ltd.** ..........................         42,545,510
       6,123     Novartis A.G.** ............................          9,515,404
     756,813     Pharmacia Corp. ............................         39,551,047
      10,089     Roche Holding A.G.** .......................         72,461,820
      90,000     Serono S.A. - Class B** ....................         74,185,943
   1,697,000     Shionogi & Co., Ltd.** .....................         29,877,967
   1,917,000     Takeda Chemical Industries, Ltd.** .........         92,486,494
   1,463,000     Yamanouchi Pharmaceutical Company, Ltd.** ..         40,502,364

                                                                     455,815,459

Metal Processors and Fabricators - 1.2%
   5,094,430     Assa Abloy A.B. - Class B ..................         88,535,985

Money Center Banks - 3.2%
  12,238,398     Banco Bilbao Vizcaya Argentaria S.A.** .....        173,815,835
   2,436,643     Lloyds TSB Group PLC** .....................         25,332,147
     808,807     Standard Chartered PLC** ...................         11,457,996
     122,927     UBS A.G.** .................................         18,706,575

                                                                     229,312,553

Multi-Line Insurance - 3.8%
   3,793,187     Aegon N.V.** ...............................        126,442,872
     369,934     Axa** ......................................         43,619,245
     290,567     Zurich Financial Services A.G.** ...........        103,341,445

                                                                     273,403,562

See Notes to Schedule of Investments.

                                           Janus Overseas Fund April 30, 2001  3

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Multimedia - 2.7%
   1,128,382     Corus Entertainment, Inc. - Class B*,** ....    $    25,703,797
   1,503,454     Reuters Group PLC** ........................         22,047,347
   4,256,162     Shaw Communications, Inc. - Class B** ......         88,642,341
     346,007     Vivendi Universal S.A.** ...................         23,941,979
     422,848     Vivendi Universal S.A. (ADR)** .............         28,757,892

                                                                     189,093,356

Network Software - 0.6%
   9,733,515     Dimension Data Holdings PLC*,** ............         46,112,698

Oil - Field Services - 0.5%
     545,485     Schlumberger, Ltd. .........................         36,165,656

Oil Companies - Integrated - 3.5%
      85,255     PetroChina Co., Ltd. (ADR)** ...............          1,837,245
   1,894,540     Petroleo Brasileiro S.A. (ADR) .............         51,152,580
     755,565     Repsol - YPF S.A.** ........................         13,999,753
   1,234,697     Total Fina Elf** ...........................        183,895,850

                                                                     250,885,428

Optical Supplies - 0.3%
     302,000     Hoya Corp.** ...............................         19,801,674

Petrochemicals - 1.8%
  17,853,205     Reliance Industries, Ltd. ..................        130,763,329

Publishing - Newspapers - 0.2%
   1,348,637     Singapore Press Holdings, Ltd.** ...........         15,474,427

Publishing - Periodicals - 0.7%
   1,831,744     Wolters Kluwer N.V.** ......................         50,634,106

Recycling - 0.7%
   3,094,471     Tomra Systems A.S.A.# ......................         48,894,917

Security Services - 1.0%
   3,511,234     Securitas A.B. - Class B ...................         68,200,675

Semiconductor Components/Integrated Circuits - 0.5%
  14,075,000     Taiwan Semiconductor
                   Manufacturing Co., Ltd.* .................         38,914,836

Semiconductor Equipment - 0.9%
   1,105,228     ASM Lithography Holding N.V.*,** ...........         29,199,163
   1,417,261     ASM Lithography Holding N.V.
                   - New York Shares*,** ....................         38,365,255

                                                                      67,564,418

Soap and Cleaning Preparations - 1.7%
   8,967,617     Reckitt Benckiser PLC** ....................        122,343,936

Telecommunication Equipment - 6.0%
   1,132,860     Comverse Technology, Inc.* .................         77,600,910
  12,664,444     Datacraft Asia, Ltd.** .....................         64,588,664
   1,550,882     Himachal Futuristic Communications, Ltd.# ..          5,179,540
   3,516,499     Nokia Oyj** ................................        116,284,434
   3,583,627     Nokia Oyj (ADR)** ..........................        122,524,207
   3,734,768     Telefonaktiebolaget L.M. Ericsson A.B. (ADR)         24,014,558
   2,486,596     Telefonaktiebolaget L.M. Ericsson A.B.
                   - Class B ................................         15,978,469

                                                                     426,170,782

Telecommunication Equipment - Fiber Optics - 0.4%
   1,323,723     JDS Uniphase Corp.* ........................         28,301,198

Telecommunication Services - 2.8%
   1,405,790     Amdocs, Ltd.*,** ...........................    $    82,801,031
   2,639,906     COLT Telecom Group PLC*,** .................         36,454,024
   6,899,705     Energis PLC*,** ............................         35,925,041
   2,049,125     SK Telecom Company, Ltd. (ADR)** ...........         43,134,081

                                                                     198,314,177

Telephone - Integrated - 5.4%
   4,661,840     America Movil S.A. de C.V. - Series L (ADR)*         85,777,856
       1,857     Nippon Telegraph & Telephone Corp.** .......         11,800,258
   6,906,138     Telefonica S.A.*,** ........................        116,819,644
     197,512     Telefonica S.A. (ADR)*,** ..................          9,926,953
   4,661,840     Telefonos de Mexico S.A. (ADR) .............        161,299,664

                                                                     385,624,375

Television - 0.8%
  11,348,000     Television Broadcasts, Ltd.** ..............         57,329,372

Tobacco - 0.8%
       8,109     Japan Tobacco, Inc.** ......................         54,154,082

Wire and Cable Products - 0.7%
   4,191,000     Furukawa Electric Company, Ltd.** ..........         50,040,268
--------------------------------------------------------------------------------
Total Common Stock (cost $5,384,603,505) ....................      6,128,370,739
--------------------------------------------------------------------------------
Preferred Stock - 4.0%
Automotive - Cars and Light Trucks - 1.3%
     284,090     Porsche A.G.** .............................         92,936,126

Investment Management and Advisory Services - 1.0%
     607,921     Marschollek, Lautenschlaeger und
                   Partner A.G.** ...........................         67,368,893

Oil Companies - Integrated - 1.4%
   4,086,570     Petroleo Brasileiro S.A. (ADR) .............         99,303,651

Telephone - Integrated - 0.3%
     480,935     Telecomunicacoes Brasileiras S.A. (ADR) ....         24,643,109
--------------------------------------------------------------------------------
Total Preferred Stock (cost $217,482,349) ...................        284,251,779
--------------------------------------------------------------------------------
Repurchase Agreements - 3.3%
$ 15,000,000     ABN AMRO Securities, Inc., 4.63%
                   dated 4/30/01, maturing 5/1/01,
                   to be repurchased at $15,001,929
                   collateralized by $16,227,004 in
                   U.S. Government Agencies, 4.95%-
                   9.8393%, 11/14/01-3/25/31; with a
                   value of $15,300,014 .....................         15,000,000

 218,900,000     BankAmerica Securities L.L.C., 4.64%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $218,928,214
                   collateralized by $751,149,127 in
                   U.S. Government Agencies, 0%-19.5937%,
                   10/26/01-5/1/31; with a value of
                   $223,278,104 .............................        218,900,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $233,900,000) .............        233,900,000
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

4  Janus Overseas Fund April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
U.S. Government Agencies - 5.9%
                 Fannie Mae
$100,000,000       3.95%, 1/24/02 ...........................    $    97,000,000
                 Federal Farm Credit Bank
  25,000,000       6.07%, 8/15/01 ...........................         24,690,750
                 Federal Home Loan Bank System:
  25,000,000       5.24%, 5/11/01 ...........................         24,963,611
  50,000,000       4.17%, 6/20/01 ...........................         49,710,417
  50,000,000       4.45%, 7/9/01 ............................         49,625,000
 100,000,000       4.47%, 7/18/01 ...........................         99,125,000
  75,000,000       4.32%, 9/12/01 ...........................         73,875,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $418,685,694) ..........        418,989,778
--------------------------------------------------------------------------------
Total Investments (total cost $6,254,671,548) - 99.5% .......      7,065,512,296
--------------------------------------------------------------------------------
Cash, Receivables and Others Assets, net of Liabilities - 0.5%        32,363,995
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $ 7,097,876,291
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Belgium                                          0.8%            $    56,202,932
Bermuda                                          3.9%                275,295,803
Brazil                                           3.4%                239,462,824
Canada                                           3.3%                234,406,800
China                                              0%                  1,837,245
Finland                                          3.4%                238,808,641
France                                           8.1%                571,342,570
Germany                                          3.1%                219,941,062
Hong Kong                                        6.4%                449,148,590
India                                            2.6%                183,793,583
Israel                                           0.9%                 63,315,396
Japan                                           12.5%                883,210,905
Mexico                                           4.9%                348,397,046
Netherlands                                      5.9%                419,391,045
Norway                                           1.1%                 77,136,205
Singapore                                        1.4%                 99,516,930
South Korea                                      1.3%                 89,547,863
Spain                                            4.5%                314,562,185
Sweden                                           2.8%                196,729,687
Switzerland                                      5.0%                353,322,122
Taiwan                                           0.5%                 38,914,836
United Kingdom                                  11.9%                843,508,463
United States++                                 12.3%                867,719,563
--------------------------------------------------------------------------------
Total                                          100.0%            $ 7,065,512,296

++Includes Short-Term Securities (3.0% excluding Short-Term Securities)

Forward Currency Contracts, Open at April 30, 2001

Currency Sold and                  Currency           Currency        Unrealized
Settlement Date                  Units Sold    Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 5/8/01             11,900,000     $   17,030,090    $    (138,040)
British Pound 5/14/01            35,000,000         50,078,000           724,750
British Pound 10/26/01           53,500,000         76,242,850           235,400
British Pound 11/2/01            23,000,000         32,772,700           237,300
British Pound 11/9/01            75,325,000        107,315,527         2,303,699
Canadian Dollar 5/7/01           22,700,000         14,776,722           636,479
Canadian Dollar 8/10/01          55,300,000         35,983,863         (109,714)
Euro 5/7/01                      94,100,000         83,532,570         2,895,997
Euro 5/14/01                     80,900,000         71,806,840         2,635,937
Euro 7/19/01                    110,200,000         97,703,320         5,420,232
Euro 10/26/01                   157,800,000        139,731,900         1,341,300
Euro 11/9/01                    335,600,000        297,173,800         7,171,728
Hong Kong Dollar
  5/7/01                      1,893,000,000        242,742,101       (1,709,677)
Hong Kong Dollar
  5/10/01                       366,000,000         46,933,908            22,279
Hong Kong Dollar
  6/27/01                       374,000,000         47,967,167            38,239
Japanese Yen 5/7/01           4,400,000,000         35,601,039         3,552,318
Japanese Yen 7/19/01          5,000,000,000         40,820,525         2,657,736
Japanese Yen 8/10/01         15,400,000,000        126,044,471        21,063,570
Japanese Yen 10/26/01        30,650,000,000        253,103,302       (1,906,777)
Japanese Yen 11/2/01         13,940,000,000        115,209,468       (1,000,572)
Japanese Yen 11/9/01          8,130,000,000         67,247,382           511,675
South Korean Won
  7/23/01                     3,650,000,000          2,767,248            69,025
South Korean Won
  8/10/01                     6,300,000,000          4,772,727           225,289
South Korean Won
  10/22/01                   13,100,000,000          9,879,336            90,222
Singapore Dollar
  7/16/01                        13,000,000          7,169,645           833,280
Swiss Franc 5/7/01               40,300,000         23,263,869         1,191,795
Swiss Franc 10/26/01             69,500,000         40,336,622           425,841
Swiss Franc 11/9/01             103,900,000         60,333,314         1,766,933
--------------------------------------------------------------------------------
Total                                           $2,148,340,306    $   51,186,244

See Notes to Schedule of Investments.

                                           Janus Overseas Fund April 30, 2001  5

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $  6,254,672

Investments at value                                                $  7,065,512
  Cash                                                                    17,648
  Receivables:
    Investments sold                                                      43,614
    Fund shares sold                                                      10,229
    Dividends                                                             15,057
    Interest                                                                  30
  Other assets                                                                13
  Forward currency contracts                                              51,186
--------------------------------------------------------------------------------
Total Assets                                                           7,203,289
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                 81,861
    Fund shares repurchased                                               16,980
    Advisory fees                                                          3,590
    Transfer agent fees and expenses                                       1,994
  Accrued expenses                                                           988
--------------------------------------------------------------------------------
Total Liabilities                                                        105,413
--------------------------------------------------------------------------------
Net Assets                                                          $  7,097,876
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          295,354

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $      24.03
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Overseas Fund  April 30, 2001

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $     32,121
  Dividends                                                               27,680
  Foreign tax withheld                                                   (3,424)
--------------------------------------------------------------------------------
Total Investment Income                                                   56,377
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           25,419
  Transfer agent fees and expenses                                         6,984
  Registration fees                                                          216
  Postage and mailing expenses                                               123
  Custodian fees                                                           1,933
  Printing expenses                                                           70
  Audit fees                                                                  24
  Trustees' fees and expenses                                                  3
  Other expenses                                                              54
--------------------------------------------------------------------------------
Total Expenses                                                            34,826
Expense and Fee Offsets                                                    (767)
Net Expenses                                                              34,059
Net Investment Income/(Loss)                                              22,318
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (441,506)
  Net realized gain/(loss) from foreign currency transactions             85,120
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                 (1,299,651)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments               (1,656,037)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $(1,633,719)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Janus Overseas Fund  April 30, 2001  7

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the fiscal year ended October 31, 2000
(all numbers in thousands)                                           2001           2000
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $     22,318   $     21,853
  Net realized gain/(loss) from investment and
    foreign currency transactions                                   (356,386)      1,305,050
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations              (1,299,651)        240,411
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations   (1,633,719)      1,567,314
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                             (53,440)             --
  Net realized gain from investment transactions*                   (998,947)       (33,412)
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                     (1,052,387)       (33,412)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                       2,319,979      8,509,849
  Reinvested dividends and distributions                            1,005,590         32,131
  Shares repurchased                                              (2,921,895)    (6,335,554)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions               403,674      2,206,426
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                             (2,282,432)      3,740,328
Net Assets:
  Beginning of period                                               9,380,308      5,639,980
--------------------------------------------------------------------------------------------
  End of period                                                  $  7,097,876   $  9,380,308
--------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $  6,675,466   $  6,271,792
  Accumulated net investment income/(loss)*                          (29,348)          1,774
  Accumulated net realized gain/(loss) from investments*            (410,010)        945,323
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                     861,768      2,161,419
--------------------------------------------------------------------------------------------
                                                                 $  7,097,876   $  9,380,308
--------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          88,803        226,071
  Reinvested distributions                                             36,916            972
--------------------------------------------------------------------------------------------
Total                                                                 125,719        227,043
--------------------------------------------------------------------------------------------
  Shares repurchased                                                (110,867)      (169,058)
Net Increase/(Decrease) in Fund Shares                                 14,852         57,985
Shares Outstanding, Beginning of Period                               280,502        222,517
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     295,354        280,502
--------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $  2,339,316   $  6,936,749
  Proceeds from sales of securities                                 2,317,177      5,383,764
  Purchases of long-term U.S. government obligations                       --             --
  Proceeds from sales of long-term U.S. government obligations             --             --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

8  Janus Overseas Fund  April 30, 2001

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and through each fiscal year ended October 31    2001          2000            1999          1998          1997          1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $    33.44    $    25.35      $    17.95    $    17.94    $    14.81    $    11.58
--------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income                              .09           .01              --           .08           .04           .10
  Net gains on securities (both realized
    and unrealized)                               (5.64)          8.22            7.49           .54          3.39          3.34
--------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                  (5.55)          8.23            7.49           .62          3.43          3.44
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)           (.20)            --           (.08)         (.10)         (.04)         (.11)
  Dividends (in excess of net
    investment income)                                --            --           (.01)            --            --            --
  Distributions (from capital gains)              (3.66)         (.14)              --         (.51)         (.26)         (.10)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                               (3.86)         (.14)           (.09)         (.61)         (.30)         (.21)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $    24.03    $    33.44      $    25.35    $    17.95    $    17.94    $    14.81
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                   (17.98)%        32.59%          41.77%         3.55%        23.56%        30.19%
--------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)      $7,097,876    $9,380,308      $5,639,980    $3,889,098    $3,205,197    $  772,630
Average Net Assets for the Period
  (in thousands)                              $7,890,022    $9,862,835      $4,577,552    $3,948,710    $2,093,370    $  335,098
Ratio of Gross Expenses to
  Average Net Assets**(1)                          0.89%         0.89%           0.92%         0.96%         1.03%         1.26%
Ratio of Net Expenses to
  Average Net Assets**(1)                          0.87%         0.88%           0.91%         0.94%         1.01%         1.23%
Ratio of Net Investment Income/
  (Loss) to Average Net Assets**                   0.57%         0.22%         (0.03)%         0.58%         0.81%         0.73%
Portfolio Turnover Rate**                            69%           62%             92%          105%           72%           71%

(1)  See "Explanation of the Charts and Tables."
 *Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                          Janus Overseas Fund  April 30, 2001  9

Notes to Schedule of Investments

*    Non-income-producing security
** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.
+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.

#The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended April 30, 2001:

                                                  Purchases                  Sales             Realized      Dividend   Market Value
                                             Shares        Cost       Shares        Cost      Gain/(Loss)     Income     at 4/30/01
------------------------------------------------------------------------------------------------------------------------------------
Cambridge Antibody Technology Group PLC            --           --          --           --            --          --   $ 49,470,372
Himachal Futuristic Communications, Ltd.      138,348  $   689,027          --           --            --          --      5,179,540
Oxford GlycoSciences PLC                           --           --          --           --            --          --     30,980,109
Tomra Systems A.S.A.(1)                            --           --   3,423,868  $31,094,664   $23,627,483          --     48,894,917
------------------------------------------------------------------------------------------------------------------------------------
                                                       $   689,027              $31,094,664   $23,627,483               $134,524,938
------------------------------------------------------------------------------------------------------------------------------------

(1)  Adjusted for 2-for-1 stock split 11/22/00.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

10  Janus Overseas Fund  April 30, 2001

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Overseas Fund ("Fund") invests primarily in equity securities. The Fund is diversified as defined in the 1940 Act.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                                           Janus Overseas Fund April 30, 2001 11

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

12  Janus Overseas Fund  April 30, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund for transfer agent services plus reimbursement of certain out of pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                   --                    --             $257,728
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

           Federal Tax      Unrealized        Unrealized          Net
              Cost         Appreciation     (Depreciation)   Appreciation
--------------------------------------------------------------------------------
         $6,290,868,151   $1,427,708,977    $(653,064,832)   $774,644,145
--------------------------------------------------------------------------------

                                           Janus Overseas Fund April 30, 2001 13

Explanation of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

14  Janus Overseas Fund  April 30, 2001

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                         Janus Overseas Fund  April 30, 2001  15

Notes

16  Janus Overseas Fund  April 30, 2001

Notes

                                         Janus Overseas Fund  April 30, 2001  17

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                            [LOGO] JANUS

                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.
                                                                     OS54-06/01